INTRODUCTION
VOTING OF SHARES
PRINCIPAL SHAREHOLDERS AND BENEFICIAL OWNERSHIP OF MANAGEMENT
MANAGEMENT COMPENSATION
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
SHAREHOLDER PROPOSALS FOR 2003 ANNUAL MEETING
MISCELLANEOUS
Appendix A
Appendix B
Front of Proxy Card
Back of Proxy Card

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

Filed by the registrant

Filed by a party other than the registrant

Check the appropriate box:

Preliminary proxy statement

Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2).

Definitive proxy statement.

Definitive additional materials.

Soliciting material pursuant to §240.14a-12.

Uroplasty, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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2002 ANNUAL MEETING

UROPLASTY, INC.
2718 Summer Street NE
Minneapolis, MN 55413-2820

TO UROPLASTY, INC. SHAREHOLDERS:

I cordially invite you to the 2002 Annual Meeting of Uroplasty shareholders. The meeting this year is on Thursday, August 22, 2002 at 5:00 p.m. (CDT) at the Uroplasty corporate office located at 2718 Summer Street NE, Minneapolis, Minnesota.

I hope you will participate in this review of our company’s business and operations. This proxy statement describes the items you will vote on at the meeting. In addition to voting, we will review the major developments of fiscal 2002 and answer your questions.

The formal Notice of Meeting, Proxy Statement, and Proxy Card are attached and the Company’s Annual Report to Shareholders is enclosed. Whether or not you plan to attend the meeting, your vote is important. Please complete, sign, date, and return the enclosed proxy card as soon as possible in the reply envelope provided.

On behalf of the Management and Directors of Uroplasty, Inc., I want to thank you for your continued support and confidence in Uroplasty. We look forward to seeing you at the 2002 Annual Meeting.

Sincerely,

/s/ DANIEL G. HOLMAN Daniel G. Holman Chairman of the Board, President, and CEO

Minneapolis, Minnesota
July 29, 2002

PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY TO
SAVE THE COMPANY THE EXPENSE OF ADDITIONAL SOLICITATION AND TO ASSURE
THAT A QUORUM WILL BE REPRESENTED AT THE MEETING.

UROPLASTY, INC.
2718 Summer Street NE
Minneapolis, MN 55413-2820

NOTICE OF 2002 ANNUAL MEETING OF SHAREHOLDERS
to be held Thursday, August 22, 2002

TO UROPLASTY, INC. SHAREHOLDERS:

Uroplasty’s annual meeting of shareholders will be on Thursday, August 22, 2002 at 5:00 p.m. (CDT). We will meet at Uroplasty’s corporate office located at 2718 Summer Street NE, Minneapolis, Minnesota. If you owned common stock at the close of business on July 15, 2002, you are entitled to vote at the meeting or any adjournments thereof.

At this meeting, we plan to:

•	Fix the number of members of the Board of Directors for the ensuing year at four,

•	Increase the Company’s authorized shares to 20,000,000,

•	Adopt the Uroplasty, Inc. 2002 Employee Stock Option Plan, and reserve 650,000 shares for the possible exercise of options granted pursuant to the Plan.

•	Elect Mr. R. Patrick Maxwell as a Director to serve a term of three years until 2005,

•	Attend to other business properly presented at the meeting or any adjournment thereof.

Whether or not you plan to attend the meeting, you can be sure your shares are represented at the meeting by promptly voting and submitting your proxy by completing, signing, dating and returning the enclosed proxy card in the reply envelope provided.

ON BEHALF OF UROPLASTY’S BOARD OF DIRECTORS,

/s/ SUSAN HARTJES HOLMAN Susan Hartjes Holman Corporate Secretary and Vice President of Operations & Regulatory Affairs

Minneapolis, Minnesota
July 29, 2002

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IF YOU DO NOT PLAN TO ATTEND THE MEETING, PLEASE BE SURE YOU ARE REPRESENTED AT THE MEETING BY MARKING, SIGNING, DATING AND MAILING YOUR PROXY CARD IN THE REPLY ENVELOPE.

2718 Summer Street NE
Minneapolis, MN 55413-2820

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
AUGUST 22, 2002

INTRODUCTION

The Annual Meeting of Shareholders (hereinafter referred to as the “Annual Meeting”) of Uroplasty, Inc. (hereinafter referred to as the “Company” or “Uroplasty”) will be held on Thursday, August 22, 2002 at 5:00 p.m. (CDT) at the Uroplasty office located at 2718 Summer Street NE, Minneapolis, MN 55413, or at any adjournment or adjournments thereof, for the purposes set forth in the Notice of Annual Meeting of Shareholders.

A proxy card is enclosed for your use. You are solicited on behalf of the Board of Directors to SIGN AND RETURN THE PROXY CARD IN THE REPLY ENVELOPE. The cost of soliciting proxies, including the preparation, assembly, and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to the beneficial owners of the Company’s common stock, will be borne by the Company. Directors, officers, and regular employees of the Company may, without compensation other than their regular compensation, solicit proxies in person, in writing or by any form of telecommunication. The Company may reimburse brokerage firms and others for expenses in forwarding proxy materials to the beneficial owners of common stock.

Any shareholder giving a proxy may revoke it at any time prior to its use at the Annual Meeting either by giving written notice of such revocation to the Secretary of the Company, by filing a duly executed proxy bearing a later date with the Secretary of the Company, or by appearing at the Annual Meeting and filing written notice of revocation with the Secretary of the Company prior to use of the proxy. Proxies will be voted as specified by shareholders.

The Company expects this proxy material will first be mailed to shareholders on or about July 29, 2002.

THE BOARD OF DIRECTORS RECOMMENDS THE SHAREHOLDERS VOTE FOR THE PROPOSALS SET FORTH IN THE NOTICE OF MEETING.

VOTING OF SHARES

Only holders of common stock of record at the close of business on July 15, 2002 will be entitled to vote at the Annual Meeting. On July 15, 2002, the Company had 4,441,971 shares of common stock outstanding, each such share entitling the holder thereof to one vote on each matter to be voted on at the Annual Meeting.

The presence at the Annual Meeting, in person or by proxy, of the holders of fifty percent (50%) of the outstanding shares of common stock entitled to vote at the meeting (2,220,985 shares) is required for a quorum for the transaction of business. In general, shares of common stock represented by a properly signed and returned proxy card will be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining a quorum, without regard to whether the card reflects abstentions (or is left blank) or reflects a “broker non-vote” on a matter (that is, a card returned by a broker on behalf of its beneficial owner/customer that is not voted on a particular matter because voting instructions have not been received and the broker has no discretionary authority to vote).

The election of a nominee for director and any other proposals that may come before the Annual Meeting described in this Proxy Statement require the approval of a majority of the shares present and entitled to vote in person or by proxy on that matter.

PROPOSAL 1

FIX NUMBER OF DIRECTORS AT FOUR

The Bylaws of the Company provide that the Board of Directors shall consist of one or more members, as determined by the shareholders at a regular meeting. The Board of Directors recommends the shareholders fix the number of directors to comprise the Board of Directors for the ensuing year at four.

PROPOSAL 2

ELECTION OF DIRECTORS

Nomination

As permitted by Minnesota law, the Company’s Articles of Incorporation require that the Board of Directors of the Company be divided into three classes, with each class containing as nearly as possible one-third of the total, and each class having a term of three years. The term of office of each class is staggered so that in any one year the term of only one class expires.

The Board of Directors (hereinafter referred to as the “Board”) has nominated the individual named below to serve as director of the Company for the term of three years, until the annual meeting of the shareholders in the year in which his term expires or until his successor has been elected and qualified. The nominees are members of the current Board.

The Board recommends a vote FOR the election of the nominees listed below. In the absence of other instructions, the proxies will be voted FOR the election of the nominees named below. If the Board should learn the nominees will be unable to serve by reason of death, incapacity or other unexpected occurrence prior to the Annual Meeting, the proxies which otherwise would have been voted for the nominee will be voted for such substitute nominee as selected by the Board. The Board has no reason to believe the nominees will be unable to serve.

Information About the Nominees

The following information has been furnished to the Company as of July 15, 2002 by the persons nominated by the Board to serve as directors for the term stated.

Name of Nominees	Age	Principal Occupation

R Patrick Maxwell(1)	58	Management Specialist

(1)	Member of the Nominating Committee

The business experience of the nominees is as follows:

R. Patrick Maxwell: Mr. Maxwell was appointed a Director of Uroplasty in April 1994 and elected by the shareholders in August 1997. Mr. Maxwell has over 30 years of experience as a turn-around management specialist, an entrepreneur, and executive in both the business and non-profit sectors. Mr. Maxwell is Cofounder and has been a Director of Telnet Services Limited of Auckland, New Zealand since September 1995, Cofounder and Chief Financial Officer of Tele Resources, Inc. since October 1996 and Chief Financial Officer of American Specialty Confections since April 2000. Mr. Maxwell has served on numerous Boards of Directors of both business and charitable organizations. He has a B.A. in philosophy from St. John’s University and a Juris Doctor from Northwestern University School of Law.

Information about the Board and its Committees

The business and affairs of the Company are managed by the Board, which met four times during the fiscal year ended March 31, 2002.

The members of the Compensation Committee during fiscal 2002 were Messrs. Pitlor, Maxwell, and Jamison. The function of the Compensation Committee is to set the compensation for officers, to set the terms of and grants of awards under the Company’s stock option plans and to act on other matters relating to compensation, as it deems appropriate. The Compensation Committee met two times during fiscal 2002.

The members of the Nominating Committee during fiscal 2002 were Messrs. Holman, Pitlor, Maxwell, and Jamison. The function of the Nominating Committee is to consider and recommend to the Board nominees for election as director. The Nominating Committee met one time during fiscal 2002.

The members of the Audit Committee during fiscal 2002 were Messrs. Maxwell and Jamison. The function of the Audit Committee is to meet with the Company’s independent auditors, review the scope and results of their audits, review the Company’s responses to audit reports, and consider the adequacy of internal controls and the Company’s response to new regulatory issues and accounting rules. The Audit Committee met four times during fiscal 2002.

All of the Directors attended 100% of the aggregate meetings of the Board and all committees on which they served during fiscal 2002.

Director Compensation

Mr. Pitlor receives $2,000 per month as consulting fees from the Company under an annually renewable consulting agreement dated January 2, 2002. Additionally, non-employee Board members receive $500 per board meeting attended. In addition, directors participate in the Company’s stock option plan.

Messrs. Pitlor and Maxwell each hold options to purchase 50,000 shares of common stock as of March 31, 2002. Mr. Jamison holds options to purchase 40,000 shares of common stock as of March 31, 2002. The exercise price of the options range from $2.40 to $7.50 per share.

PRINCIPAL SHAREHOLDERS AND
BENEFICIAL OWNERSHIP OF MANAGEMENT

The following table sets forth the number of shares of the Company’s Common Stock beneficially owned as of July 15, 2002, and including only those stock options which are exercisable at July 15, 2002 or become exercisable within 60 days thereafter, by (i) each person known to the Company to be the beneficial owner of more than five percent of the Company’s Common Stock, (ii) each director, (iii) each executive officer of the Company named in the Management Compensation table, and (iv) all directors and executive officers as a group:

Name and Address of	Number of Shares			Percent
Beneficial Owner	Beneficially Owned			of Class

Bruce P. Mindich, M.D.
c/o Hearts Plus Management Corporation
200 Route 17 North
Paramus, NJ 07652	1,099,993	(1	)(2)	23.8%
Daniel G. Holman
2718 Summer Street NE
Minneapolis, MN 55413-2820	411,647	(3)		9.0%
Susan Hartjes Holman
2718 Summer Street NE
Minneapolis, MN 55413-2820	82,419	(4)		1.8%
Joel R. Pitlor
19 Chalk Street
Cambridge, MA 02139	81,999	(5)		1.8%
R. Patrick Maxwell
2444 Byrnes Road
Minnetonka, MN 55305	71,966	(6)		1.6%
Thomas E. Jamison
4705 IDS Center
80 South Eighth Street
Minneapolis, MN 55402	21,099	(7)		0.5%
Directors and Executive
Officers as a Group (8 persons)	741,899	(8	)(9)	15.5%

(1)	Includes 183,332 shares held under warrants to purchase Common Stock, which are exercisable at July 15, 2002 or within 60 days thereafter.

(2)	Of the shares shown, 649,998 shares are beneficially owned by the Mindich Family Limited Liability Company, the General Member of which is Dr. Mindich.

(3)	Includes 126,663 shares held under options and warrants to purchase Common Stock, which are exercisable at July 15, 2002 or within 60 days thereafter. Beneficial ownership between Susan Hartjes Holman and Daniel G. Holman (husband and wife) is not reflected in these figures.

(4)	Includes 46,004 shares held under options and warrants to purchase Common Stock, which are exercisable at July 15, 2002 or within 60 days thereafter. Beneficial ownership between Susan Hartjes Holman and Daniel G. Holman (husband and wife) is not reflected in these figures.

(5)	Includes 36,666 shares held under options to purchase Common Stock, which are exercisable at July 15, 2002 or within 60 days thereafter.

(6)	Includes 41,716 shares held under options and warrants to purchase Common Stock, which are exercisable at July 15, 2002 or within 60 days thereafter.

(7)	Includes 20,999 shares held under options and warrants to purchase Common Stock, which are exercisable at July 15, 2002 or within 60 days thereafter.

(8)	Includes 331,071 shares held under options and warrants to purchase Common Stock, which are exercisable at July 15, 2002 or within 60 days thereafter.

(9)	To the Company’s knowledge, the persons named have both voting and investment power over the shares listed.

MANAGEMENT COMPENSATION

Summary of Cash and Certain Other Compensation

The following table sets forth, in summary form, (1) the compensation paid for the years shown in the table to Daniel G. Holman, the Company’s Chairman, President, and CEO, and to Susan Hartjes Holman, the Company’s Vice President of Operations & Regulatory Affairs; (2) the stock options and stock appreciation rights granted to such individuals for the years shown; and (3) long-term payouts and other compensation for the years shown:

Summary Compensation Table

						Long Term
						Compensation(1)

		Fiscal Year Annual Compensation				Awards

				Other Annual		Underlying
Name and Principal Position	Year	Salary($)	Bonus($)	Compensation($)		Options/SARs(#)

Daniel G. Holman	2002	192,922	—	—		30,000
President, CEO	2001	191,012	—	—		—
	2000	179,945	17,255	23,294	(2)	30,000
Susan Hartjes Holman	2002	129,863	—	—		10,000
Vice President	2001	128,260	—	—		—
	2000	123,745	11,275	—		25,000

(1)	There were no payouts under a “long-term incentive plan” (called “LTIP”) for the years shown, nor was any other form of compensation paid or awarded.

(2)	Reimbursement of expatriate living expenses in The Netherlands.

Total Compensation for All Executive Officers (Five Persons) For Fiscal Year 2002: $549,440

Option/SAR Grants Table

	Number of Securities	Percent of Total
	Underlying	Options/SARs
	Options/SARs	Granted to Employees	Exercise or Base	Securities
Name	Granted(1)	in Fiscal Year	Price($/Share)	Expiration Date

Daniel G. Holman President, CEO	30,000	25%	2.40	9/25/06
Susan Hartjes Holman Vice President	10,000	8%	2.40	9/25/06

(1)	Options for 119,998 and 20,000 shares were granted to Officers and Directors during the fiscal year ended March 31, 2002 and 2001, respectively. All options granted to Directors in fiscal year 2002 are subject to three year annual vesting whereby one-third of the options granted were exercisable at date of grant and one-third become exercisable on each of the next two anniversary dates of the date of grant, as long as the optionee is an employee or director as of the vesting date.

The Company adopted an Incentive Stock Option Plan in May 1995 (the “1995 Plan”), amended to provide for the granting of options to purchase 500,000 shares of Common Stock. At March 31, 2002, there were 269,997 options outstanding under the 1995 Plan, and at March 31, 2002, options to purchase 157,100 shares remain grantable under the 1995 Plan.

In April 1997, the Company’s Board of Directors adopted, and in 1997 the Company’s shareholders approved, the 1997 Stock Option Plan (the “1997 Plan”). On July 29, 1999, and on December 7, 1999, the Board of Directors approved amendments to the 1997 Plan, resulting in 266,666 shares reserved for under the 1997 Plan. At March 31, 2002, there were 200,074 options outstanding under the 1997 Plan, and at March 31, 2002, options to purchase 63,566 shares remain grantable under the 1997 Plan.

Both plans require options be granted at exercise prices equal to or greater than the fair market value of the stock at the time of grant.

In addition to the options outstanding pursuant to the 1995 Plan and the 1997 Plan, warrants to purchase 50,000 shares of Common Stock of the Company remain outstanding at March 31, 2002.

Aggregated Option/SAR Exercises and Fiscal Year-End Option/SAR Value Table

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-the-Money
			Option/SARs at FY End(#)		Options/SARs at FY End($)
	Shares	Value
	Acquired	Realized
Name	on Exercise	($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Daniel G. Holman President, CEO	—	—	59,998	23,334	$375	$2,000
Susan Hartjes Holman Vice President	—	—	40,221	8,111	$1,500	—

PROPOSAL 3

INCREASE THE COMPANY’S AUTHORIZED SHARES TO 20,000,000

The Board of Directors has approved an amendment (“Amendment”), which requires shareholder approval, to the Company’s Articles of Incorporation to increase the number of shares which the Company is authorized to issue to Twenty Million (20,000,000) shares of Common Stock, par value $.01 per share.

As a result of the Company’s one-for-three reverse stock split in April, 2002, the Company’s authorized capital was reduced to 6,666,666 shares of Common Stock. At the completion of the Company’s Rights Offering, the Company had 4,441,971 shares outstanding. In addition, there were related warrants outstanding for 798,213 shares, other warrants outstanding for 50,000 shares, and options outstanding for 418,409 shares. If all presently outstanding options and warrants were exercised, the Company would have 5,708,593 shares outstanding, leaving only 958,073 shares of authorized but unissued Common Stock.

The Company’s management wants the Company to have sufficient authorized and unissued capital stock available in case the Company seeks additional equity capital financing in the future, or decides to pursue any opportunities for acquisition that become available. The Company is not presently obligated to issue any of the additional shares which will be authorized under this proposal.

Under Minnesota Law, the holders of a majority of the voting power of the shares present and entitled to vote at a meeting of shareholders, at which a quorum is present, must approve the Amendment to the Company’s Articles of Incorporation.

The Amendment will not affect the relative rights or privileges of the holders of the currently outstanding Common Stock, and the newly authorized shares of Common Stock will have the same rights as the presently authorized shares of Common Stock.

The holders of Common Stock have no preemptive rights to purchase any stock of the Company. Each share is entitled to one vote on all matters presented for shareholder vote. There are no dividend rights, sinking fund provisions, redemption provisions, liquidation rights nor liability for calls nor assessments pertaining to the Common Stock.

The Company’s Articles of Incorporation require that its Board of Directors be divided into three classes, with each class containing, as nearly as possible, one-third of the total, and each class having a staggered term of three years. As a result, shareholders vote to elect only one-third of the Board of Directors in any one year.

The language of the Amendment to increase the number of shares of authorized capital stock is shown in Appendix A hereto.

The Board of Directors recommends that shareholders vote “FOR” the proposal to amend the Articles of Incorporation to increase to 20,000,000 shares the amount of Authorized Capital.

PROPOSAL 4

APPROVE THE ADOPTION OF THE UROPLASTY, INC. 2002 STOCK OPTION PLAN

Introduction: Background and Board Recommendation

The Board of Directors of the Company has determined it is desirable to adopt a new stock option plan. To that end, the Board of Directors adopted, effective as of July 18, 2002, subject to shareholder approval, the Uroplasty, Inc. 2002 Stock Option Plan (the “2002 Plan”), which is described below.

The Board of Directors recommends that shareholders of the Company approve the adoption of the 2002 Plan and the reservation of 650,000 shares for issuance pursuant to the terms of the Plan. The text of the 2002 Plan is included as Appendix B to this Proxy Statement. Neither the approval nor disapproval of the 2002 Plan by the shareholders would affect the rights of holders, if any, of outstanding options under the 2002 Plan. The affirmative vote of the holders of a majority of the shares of the Company’s Common Stock represented in person or by proxy at the Annual Meeting is required to approve the adoption of the 2002 Plan.

The Company presently has two stock option plans, the Uroplasty, Inc. 1995 Stock Option Plan (the “1995 Plan”) and the Uroplasty, Inc. 1997 Stock Option Plan, as amended (the “1997 Plan”). The 1995 Plan was adopted by the Board, but the Company did not seek shareholder approval within 12 months after its adoption, so options granted under the 1995 Plan do not qualify for favorable tax treatment under the Internal Revenue Code. In 1997 the Board adopted and the Company’s shareholders approved the adoption of the 1997 Plan. Options granted under the 1997 Plan do qualify for favorable tax treatment.

As of March 31, 2002, on a post-split basis, only 157,100 shares remained available under the 1995 Plan and 63,566 shares remained available for option grants under the 1997 Plan, for an aggregate of 220,666 shares.

The Board intends, following the 2002 Annual Meeting of Shareholders, to adopt an Option Exchange Program to be made available to all employees, officers and directors who hold options under the 1995 Plan or the 1997 Plan. Such a Program, which is described below, may result in virtually all of the presently outstanding options under the 1995 Plan and 1997 Plan being tendered for exchange and termination. The Board considers the adoption and approval of the 2002 Plan necessary in order to provide appropriate incentives for the Company’s management and employees.

Purpose and Effects of the Proposal: Description of the 2002 Plan

The following discussion gives a summary of the principal provisions of the 2002 Plan. The summary is qualified in its entirety by reference to the complete text of the Plan which appears as Appendix B to this Proxy Statement.

The purpose of the 2002 Plan is to promote the Company’s success by facilitating the employment and retention of competent personnel and furnishing an incentive to the personnel upon whose efforts the success of the Company depends to a large degree.

The 2002 Plan provides that the Company’s Board of Directors will have the discretion to grant to employees of the Company or its subsidiaries, or to non-employee directors and consultants, options to purchase shares of Common Stock of the Company. The 2002 Plan provides for the reservation of 650,000 shares of the Company’s Common Stock. The Board of Directors may grant as many options in any year of the Plan’s term as there are shares reserved. The options to be granted under the 2002 Plan are not determinable because options will be granted at the discretion of the Board of Directors. The 2002 Plan will, in the absence of earlier termination, amendment, change of law or exhaustion of shares reserved, expire in 2007. The Board of Directors may at its discretion delegate some or all of its authority under the 2002 Plan to a Stock Option Committee consisting of not less than three persons, who need not be directors of the Company.

Options granted pursuant to the 2002 Plan will be exercisable during a term ending not more than five years from the date of grant. The Board may determine at the time of grant whether the entire amount of the options can be exercised at one time or in successive stages. The price of the shares subject to the options can be not less than 100% of the fair market value of the Common Stock of the Company on the date of grant. The exercise price for shares under an incentive stock option granted to an employee who already owns more than 10% of the Company’s Common Stock must be at least 110% of the fair market value on the date of grant. The Company receives no consideration from the key employees to whom the options are granted except insofar as certain provisions of the options relating to non-transfer and exercise encourage such employees to remain in the employ of the Company.

The Board has complete discretion to select all optionees and to establish the terms and conditions for the grant and exercise of each option granted to each such optionee, subject in all cases to the provisions of the 2002 Plan. As of July 15, 2002, 38 employees, including executive officers and three non-employee directors, were eligible to receive option grants under the 2002 Plan. In determining the employees to whom options shall be granted and the number of shares to be covered by each option, the Board may take into account the nature of the services rendered by the respective employees, their present and potential contributions to the success of the Company and such other factors as the Board in its sole discretion shall deem relevant.

The Board may adopt administrative guidelines from time to time which will define specific eligibility criteria and the types of options to be employed. The Board may establish minimum performance targets with respect to each option. Performance targets may be based on financial criteria, such as the Fair Market Value of Common Stock or other measures of financial performance of the Company, or may be based on the performance of a division or subsidiary of the Company or the performance of an individual participant. Specific terms of each option, including minimum performance criteria which must be met will be provided in individual option agreements. Option agreements may contain change-in-control provisions.

The Board will have the right to amend, suspend or discontinue the 2002 Plan, or alter or amend any or all award agreements made pursuant to it to the extent permitted by law. However, no amendment, suspension or termination of the 2002 Plan shall, without the consent of the participant, adversely alter or change any of the rights or obligations under any awards or other rights previously granted to the participant under the Plan. Moreover, the Board may not take any such action without approval of the stockholders, if required by law.

On July 29, 2002 the “closing” bid and asked prices for the Company’s Common Stock as reported on the OTC Bulletin Board website (www.OTCBB.com) were $1.05 and $1.15 per share, respectively.

Federal Income Tax Consequences of the Operation of the 2002 Plan

Options granted under the 2002 Plan are intended to qualify as “qualified stock options” under Section 422 of the Internal Revenue Code of 1954, as amended. The Company understands that, under existing federal income tax provisions, if shares are purchased under an option granted as described above and are not disposed of by the optionee within the required holding period, then (i) any gain or loss will be recognized to the optionee only upon the ultimate disposition of such shares by the optionee (except to the extent that he or she may be subject in the year the option is exercised to the “alternative minimum tax” provided for by Sections 56 through 58 of the Internal Revenue Code, (ii) assuming the shares constitute capital assets in the optionee’s hands, any gain or loss recognized upon their ultimate disposition will be treated as long-term capital gain or loss, and (iii) the Company will not be entitled to a deduction in connection with the issuance or exercise of the options.

Option Exchange Program to be adopted by Board

Due to the substantial decline in the price of Uroplasty’s common stock, all of the outstanding options held by Uroplasty’s executive officers, employees and directors currently have exercise prices significantly above current market prices for Uroplasty’s common stock. These options were originally issued to promote the Company’s long-term growth and success and the creation of stockholder value by (i) encouraging employees to focus on critical long-range objectives; (ii) encouraging the attraction and retention of employees with exceptional qualifications; and (iii) linking employees’ interests directly to those of stockholders through increased stock ownership. Since these options have exercise prices that are significantly higher than the current market price of Uroplasty’s common stock, the Board believes that these options are unlikely to be exercised in the foreseeable future and therefore do not serve their original purpose.

To address the substantial loss in value of the outstanding stock options held by Uroplasty’s employees and the inability of these options to provide a valuable incentive to remain employed by Uroplasty, the Board decided to implement an Option Exchange Program.

Under the Option Exchange Program, as proposed, Uroplasty will offer to exchange outstanding stock options to purchase shares of its common stock held by employees, officers and directors (but not any other non-employees), for replacement options covering the same number of post-split shares, to be granted at least six months and one day following the date of cancellation of the options accepted for exchange. The replacement options will have an exercise price equal to the market value of the common stock on a replacement grant date selected by the Board, which must be within a 30-day period following the expiration of the six month and one day period. All of Uroplasty’s Executive Officers, including Daniel G. Holman, CEO and Chairman, and all of Uroplasty’s directors will be eligible to participate in the Option Exchange Program. Non-employees who are not directors will not be eligible to participate in the Option Exchange Program.

The Board believes that this program is necessary because equity incentives in the form of stock option grants form a critical component of the compensation package provided to key employees of Uroplasty and play a substantial role in Uroplasty’s ability to retain the services of individuals essential to its long-term success. The Board believes that Uroplasty’s ability to retain key employees will be significantly impaired unless option value is restored. By making the offer to exchange outstanding options for replacement options that will have an exercise price equal to the market value of Uroplasty’s common stock on the replacement grant date, the Board intends to provide eligible employees with the benefit of owning options that may have a greater potential to increase in value over time, thereby creating better performance incentives for its employees.

In order to assure that the Option Exchange Program serves the primary purposes of assuring the continued service of key employees and helping to create stockholder value, the Board has imposed two limitations. No employee will be eligible to receive a replacement option unless that individual continues to be employed by Uroplasty through the replacement grant date. To assure that the replacement option will not be treated as a variable award for financial accounting purposes, which could otherwise have a negative impact upon the Company’s earnings, no replacement option or other options will be granted within six months and one day after the cancellation of the option submitted for exchange. As a result, in order to receive the replacement option, any eligible and participating employee has to remain employed by Uroplasty until the replacement grant date, which will not be before March 1, 2003.

Each replacement option will be granted pursuant to a new option agreement between Uroplasty and the employee. The replacement option will have substantially similar terms and conditions as the cancelled option, except for the exercise price.

As a result of the foregoing, the Board believes that the Option Exchange Program strikes an appropriate balance between the interests of the Company’s employees and those of its stockholders.

After the Option Exchange Program is approved by the Board, the Company’s management intends to implement the Program promptly, including compliance with applicable federal and state securities laws, and to make the proposed offer of exchange to all eligible option holders as soon as possible.

Board of Directors’ Recommendation

The Board of Directors recommends a vote FOR approval of this proposal. The affirmative vote of the holders of a majority of shares of Common Stock of the Company present in person or by proxy at the Annual Meeting, assuming a quorum is present, is necessary for approval. Unless a contrary choice is specified, proxies solicited by the Board of Directors will be voted FOR the approval of the adoption of the 2002 Plan.

CERTAIN TRANSACTIONS

The Company has a Royalty Agreement with three individuals (collectively the “Licensors”), namely Arthur A. Beisang, Robert A. Ersek, M.D., and Arthur A. Beisang III, M.D. Mr. Beisang and Dr. Ersek are former officers and directors of the Company. Under the terms of such Royalty Agreement, the Company is obligated until 2010 to pay the Licensors 3% to 5% of net sales of Macroplastique®. The aggregate royalty expense recognized by the Company pursuant to such Royalty Agreement during each of the past three fiscal years was as follows:

Fiscal Year ended 3/31/02	$154,851
Fiscal Year ended 3/31/01	$179,403
Fiscal Year ended 3/31/00	$196,991

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive officers, and persons who own more than 10% of the Company’s common stock, to file with the Securities and Exchange Commission (the “SEC”) initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Executive officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company during the period ended March 31, 2002 and on any written representation by any of such persons, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% shareholders were complied with.

SHAREHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

Proposals of shareholders intended to be presented in the Company’s proxy materials relating to its 2003 Annual Meeting must be received by the Company at its principal executive offices not less than 120 calendar days prior to July 15, 2003.

MISCELLANEOUS

Other Matters

The management of the Company does not intend to present other items of business and knows of no items of business that are likely to be brought before the Annual Meeting except those described in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, the persons named in the enclosed proxy will have discretionary authority to vote such proxy in accordance with their best judgment on such matters.

Annual Report to Shareholders

The Company’s Annual Report to Shareholders for its fiscal year ended March 31, 2002 (including audited financial statements) accompanies this Proxy Statement.

Forward Looking Statements

The Company may from time to time, in an attempt to provide assistance in understanding its anticipated future financial performance, make written or oral “forward-looking statements” such as may be contained in its Annual Report to Shareholders, and elsewhere. “Forward-looking statements” are, however, by their very nature, subject to known and unknown risks and uncertainties relating to the Company’s future performance that may cause the actual results, performance, or achievements of the Company, or the industry, to differ materially from those expressed or implied in any such “forward-looking statements.”

Investors are cautioned that any “forward-looking statements” made by the Company here or elsewhere are qualified by and subject to the warnings and cautionary statements contained above and in the “Factors Affecting the Business” and “Forward Looking Statements” sections of its Annual Report on Form 10-KSB to the SEC for the year ended March 31, 2002.

Independent Auditors

The Board of Directors has appointed KPMG LLP as independent auditors for the Company for the fiscal year ending March 31, 2002. KPMG LLP has served as the Company’s independent auditors since fiscal year 1995 and has no relationship with the Company other than that arising from its employment as independent auditors. Representatives of KPMG LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from shareholders.

Audit fees
Audit fees billed to the Company by KPMG LLP for review of the Company’s financial statements for the fiscal year ended March 31, 2002 and the financial statements included in the Company’s quarterly reports on Form 10-QSB for the last fiscal year totaled $63,242.

Financial Information Systems Design and Implementation Fees
The Company did not engage KPMG LLP to provide advice to the Company regarding financial information systems design and implementation during fiscal year 2002.

All Other Fees
Fees billed to the Company by KPMG LLP for all other nonaudit services rendered to the Company during fiscal year 2002, including tax services and services regarding the S-3 registration statement, totaled $57,985.

Form 10K-SB

The Company will furnish without charge a copy of its Annual Report on Form 10-KSB (including financial statements but not exhibits) for its fiscal year ended March 31, 2002 to each person who was a shareholder of the Company as of July 15, 2002, upon receipt from any such person of a written request for such an Annual Report. Such request should be sent to the Company at: 2718 Summer Street NE, Minneapolis, MN 55413-2820; ATTN: Shareholder Information.

BY ORDER OF THE BOARD OF DIRECTORS:

/s/ SUSAN HARTJES HOLMAN Susan Hartjes Holman Corporate Secretary and Vice President of Operations & Regulatory Affairs

Minneapolis, Minnesota
July 29, 2002

Appendix A

ARTICLE 3 — CAPITAL STOCK

    3.1 Authorized Shares. The aggregate number of shares that the corporation has authority to issue shall be Twenty Million (20,000,000) shares of common stock. Such shares shall not have any par value, except that they shall have a par value of one cent ($.01) per share solely for the purpose of a statute or regulation imposing a tax or fee based upon the capitalization of a corporation, and except that they shall have such par value as may be fixed by the corporation’s Board of Directors for the purpose of a statute or regulation requiring the shares of the corporation to have a par value.

Appendix B

UROPLASTY, INC.
2002 STOCK OPTION PLAN

1. PURPOSE

    The purpose of this 2002 Stock Option Plan (the “Plan”) is to promote the interests of UROPLASTY, INC., a Minnesota Corporation (the “Company”) by providing employees of the Company with an opportunity to acquire a proprietary interest in the Company and thereby develop a stronger incentive to contribute to the Company’s continued success and growth. In addition, the opportunity to acquire a proprietary interest in the Company by the offering and availability of stock options will assist the Company in attracting and retaining key personnel of outstanding ability.

2. DEFINITIONS

    Wherever used in the Plan, the following terms have the meanings set forth below:

2.1	“Board” means the Board of Directors of the Company.

2.2	“Code” means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

2.3	“Committee” means the Committee which may be designated from time to time by the Board pursuant to Section 3.5 of the Plan.

2.4	“Incentive Stock Option” or “ISO” means a stock option which is intended to qualify as an incentive stock option as defined in Section 422 of the Code.

2.5	“Non-Statutory Stock Option” or “NSO” means a stock option to purchase stock that does not qualify as an incentive stock option as defined in Section 422 of the Code.

2.6	“Option” means, where required by the context of the Plan, an ISO and/or NSO granted pursuant to the Plan.

2.7	“Optionee” means a Participant in the Plan who has been granted one or more Options under the Plan.

2.8	“Participant” means an individual described in Section 5 of this Plan who may be granted Options under the Plan.

2.9	“Stock” means the Common Stock, $.01 par value, of the Company.

2.10	“Subsidiary” means any corporation other than the Company in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns 50% or more of the voting stock in one of the other corporations in such chain.

3. ADMINISTRATION

3.1	The Plan shall be administered by the Board, which shall have full power, subject to the provisions of the Plan, to grant Options, construe and interpret the Plan, establish rules and regulations with respect to the Plan and Options granted hereunder, and perform all other acts, including the delegation of administrative responsibilities, that it believes reasonable and necessary.

3.2	(a) The Board shall have the sole discretion, subject to the provisions of the Plan, to determine the Participants eligible to receive Options pursuant to the Plan and the amount, type and terms of any Options and the terms and conditions of option agreements relating to any Option, including vesting restrictions and minimum performance targets.

(b) Performance targets may be based on financial criteria, such as the fair market value of Stock or other measures of financial performance of the Company, or may be based on the performance of a Subsidiary or division of the Company or the performance of a Participant.

(c) Minimum performance targets may include (i) the achievement by the Company of a specified target earnings per share, return on equity or net income, all as adjusted to exclude items that the Board determines to be inappropriate for purposes of the Option, (ii) the Company’s stock price, (iii) the achievement by a business unit of the Company of a specified target net income as adjusted to exclude items that the Board determines to be inappropriate for purposes of the Option or market share, or (iv) any combination of the goals set forth in (i) through (iii) above. If an Option is granted on such basis, the Board shall establish such goals prior to the beginning of the Company’s fiscal plan year or other period during which the performance is measured. As a condition to the exercise of any Option granted under this Section 3.2 (c), the Board shall, within 120 days after the end of such period, certify in writing the goals used as the basis for any such Option and any other material terms were satisfied.

3.3	The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Option granted hereunder in the manner and to the extent it shall deem necessary to carry out the terms of the Plan.

3.4	Any decision made or action taken by the Board arising out of or in connection with the interpretation and administration of the Plan shall be final, conclusive and binding upon Optionees.

3.5	The Board may designate a Committee from time to time to administer the Plan. If designated, the Committee shall be composed of not less than three persons (who need not be members of the Board) who are appointed from time to time by the Board. If the Board has appointed a Committee pursuant to this Section 3.5, then the Committee may administer the Plan and exercise all of the rights and powers granted to the Board in this Plan including, without limitation, the right to grant Options pursuant to the Plan and to establish the Option price as provided in the Plan.

4. SHARES SUBJECT TO THE PLAN

4.1	Number. The total number of shares of Stock reserved for issuance upon exercise of Options under the Plan is six hundred fifty thousand (650,000). Such shares shall consist of authorized but unissued Stock. If any Option granted under the Plan lapses or terminates for any reason before being completely exercised, the shares covered by the unexercised portion of such Option may again be made subject to Options under the Plan.
4.2	Changes in Capitalization. In the event of any change in the outstanding shares of Stock in the Company by reason of any stock dividend, split, recapitalization, reorganization, merger, consolidation, combination, exchange of shares or rights offering to purchase stock at a price substantially below fair market value or other similar corporate change, the aggregate number of shares which may be subject to Options under the Plan and the terms of any outstanding Option, including the number and kind of shares subject to such Options and the purchase price per share thereof, shall be appropriately adjusted by the Board consistent with such change and in such manner as the Board, in its sole discretion, may deem equitable to prevent substantial dilution or enlargement of the rights granted to or available for Optionees. Notwithstanding the preceding sentence, in no event shall any fraction of a share of Stock be issued upon the exercise of an Option.

5. ELIGIBLE PARTICIPANTS

    The following persons are eligible to participate in the Plan:

5.1	Incentive Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary, including officers and directors who are also employees of the Company or any Subsidiary.

5.2	Non-Statutory Stock Options. Non-Statutory Stock Options may be granted to (i) any employee of the Company or any Subsidiary, including any officer or director who is also an employee of the Company or any Subsidiary, (ii) any non-employee, director of the Company or any Subsidiary and (iii) any consultant to, or other independent contractor of, the Company.

6. GRANT OF OPTIONS

6.1	Options to be Granted. Subject to the terms, conditions and limitations set forth in this Plan, the Company, by action of its Board, may from time to time grant Options to purchase shares of the Company’s Stock to those eligible Participants as may be selected by the Board in such amounts and on such other terms as the Board in its sole discretion shall determine. Such Options may be (i) “Incentive Stock Options” so designated by the Board and which, when granted, are intended to qualify as incentive stock options as defined in Section 422 of the Code; (ii) “Non-Statutory Stock Options” so designated by the Board which, when granted, do not qualify as incentive stock options under Section 422 of the Code; or (iii) a combination of both. The date on which the Board approves the granting of an Option shall be the date of grant of such Option. Notwithstanding the foregoing, with respect to the grant of any Incentive Stock Option under the Plan the aggregate fair market value of Stock (determined as of the date of the Option is granted) with respect to which such Options are exercisable for the first time by an Optionee in any calendar year (under all such stock option plans of the Company or Subsidiaries) shall not exceed $100,000.

6.2	Option Agreement. Each grant of an Option under the Plan shall be evidenced by a written stock option agreement between the Company and the Optionee setting forth the terms and conditions, not inconsistent with the Plan, under which the Option so granted may be exercised pursuant to the Plan and containing such other terms with respect to the Option as the Board in its sole discretion may determine.

6.3	Change in Control. If a change in control occurs, the exercisability of all outstanding options, including those subject to vesting and/or performance targets, will automatically accelerate immediately before the effective date of the change in control. This means that all options outstanding immediately before the effective date of the change in control shall become fully exercisable for all of the shares of common stock subject to each option at that time.

    A change in control is defined as:

(i)	a third person, including a syndicate or group deemed to be a person under Section 13(d)(3) of the Exchange Act, becomes the beneficial owner (as so determined) of Stock having thirty percent (30%) or more of the total number of votes which may be cast for the election of members of the Board;

(ii)	all or substantially all of the assets and business of the Company are sold, transferred or assigned to, or otherwise acquired by, any other entity or entities; or

(iii)	as a result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions, the persons who are members of the Board before any such transaction shall cease to constitute a majority of the Board of the Company or any successor to the Company.

Notwithstanding the foregoing, in no event shall the distribution of stock in a subsidiary by the Company to its stockholders be deemed a Change in Control.

7. OPTION PRICE AND FORM OF PAYMENT

    The purchase price for a share of Stock subject to an Option granted hereunder shall not be less than 100% of the fair market value of the Stock. For purposes of this Section 7, the “fair market value” of the Stock shall be determined as follows:

(a)	If the Stock of the Company is listed or admitted to unlisted trading privileges on a national securities exchange, the fair market value on any given day shall be the closing sale price for the Stock, or if no sale is made on such day, the closing bid price for such day on such exchange;

(b)	If the Stock is not listed or admitted to unlisted trading privileges on a national securities exchange, the fair market value on any given day shall be the closing sale price for the Stock as reported on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) on such day, or if no sale is made on such day, the closing bid price for such day as entered by a market maker for the Stock;

(c)	If the Stock is not listed on a national securities exchange and is not admitted to unlisted trading privileges on any such exchange, and is not eligible for inclusion in either the NASDAQ National Market System or Small Cap System, the fair market value on any given day shall be the average of the closing representative bid and asked prices as reported by the OTC Bulletin Board System (www.OTCBB.com) or, if the Stock is not quoted on the OTC Bulletin Board System, then as reported in any publicly available compilation, such as that of the National Quotation Bureau, Inc., of the bid and asked prices of the Stock in any over-the-counter market on which the Stock is traded; or

(d)	If there exists no public trading market for the Stock, the fair market value on any given day shall be an amount determined in good faith by the Board in such manner as it may be reasonably determined in its discretion, provided that such amount shall not be less than the book value per share, as reasonably determined by the Board as of the date of determination, nor less than the par value of the Stock.

    Notwithstanding the foregoing, in the case of an Incentive Stock Option granted to any Optionee then owning more than 10% of the voting power of all classes of the Company’s stock, the purchase price per share of the Stock subject to such Option shall not be less than 110% of the fair market value of the Stock on the date of grant of the Incentive Stock Option, determined as provided above.

    Except as provided herein, the purchase price of each share of Stock purchased upon the exercise of any Option shall be paid:

(a)	In United States dollars in cash or by check, bank draft or money order payable to the order of the Company;

(b)	At the discretion of the Board, through the delivery of shares of Stock, which have been held by the option holder for one hundred eighty (180) days or more and have an aggregate fair market value (as determined in the manner provided under this Plan) equal to the Option price;

(c)	At the discretion of the Board, by a combination of both (a) and (b) above; or

(d)	By such other method as may be permitted in the written Stock Option Agreement between the Company and the Optionee.

    If such form of payment is permitted, the Board shall determine procedures for tendering Stock as payment upon exercise of an Option and may impose such additional limitations and prohibitions on the use of Stock as payment upon the exercise of an Option as it deems appropriate.

8. EXERCISE OF OPTIONS

8.1	Manner of Exercise. An Option, or any portion thereof, shall be exercised by delivering a written notice of exercise to the Board and paying to the Company the full purchase price of the Stock acquired upon the exercise of the Option. Until certificates for the Stock acquired upon the exercise of an Option are issued to an Optionee, such Optionee shall not have any rights as a shareholder of the Company.

8.2	Limitations and Conditions on Exercise of Options. In addition to any other limitations or conditions contained in this Plan or which may be imposed by the Board from time to time or in the Stock Option Agreement to be entered into with respect to Options granted hereunder, the following limitations and conditions shall apply to the exercise of Options granted under this Plan:

	(a)	No Incentive Stock Option may be exercisable by its terms after the expiration of five years from the date of the grant thereof.

	(b)	No Incentive Stock Option granted to an eligible Participant then owning more than 10% of the voting power of all classes of the Company’s Stock may be exercisable by its terms after the expiration of five years from the date of the grant thereof.

9. INVESTMENT PURPOSES

    Unless a registration statement under the Securities Act of 1933 is in effect with respect to Stock to be purchased upon exercise of Options to be granted under the Plan, the Company shall require an Optionee agree with and present to the Company in writing he or she is acquiring such shares of Stock for the purpose of investment and with no present intention to transfer, sell or otherwise dispose of such shares of Stock other than by transfers which may occur by will or by the laws of descent and distribution, and no shares of Stock may be transferred unless, in the opinion of counsel of the Company, such transfer would be in compliance with applicable securities laws. In addition, unless a registration statement under the Securities Act of 1933 is in effect with respect to the Stock to be purchased under the Plan, each certificate representing any shares of Stock issued to an Optionee hereunder shall have endorsed thereon a legend in substantially the following form:

THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) AND WITHOUT REGISTRATION UNDER ANY APPLICABLE STATE SECURITIES LAWS, IN RELIANCE UPON EXEMPTION(S) CONTAINED THEREIN. NO TRANSFER OF THESE SHARES OR ANY INTEREST THEREIN MAY BE MADE EXCEPT PURSUANT TO EFFECTIVE REGISTRATION STATEMENTS UNDER SAID LAWS UNLESS THE CORPORATION HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO IT THAT SUCH TRANSFER OR DISPOSITION DOES NOT REQUIRE REGISTRATION UNDER SAID LAWS AND, OR ANY SALES UNDER RULE 144 OF THE ACT, SUCH EVIDENCE AS IT SHALL REQUEST FOR COMPLIANCE WITH THAT RULE, OR APPLICABLE STATE SECURITIES LAWS.

10. TRANSFERABILITY OF OPTIONS

    No Option granted under the Plan shall be transferable by an Optionee (whether by sale, assignment,

hypothecation or otherwise) other than by will or the laws of descent and distribution, and Options shall be exercisable during the Optionee’s lifetime only by the Optionee.

11. TERMINATION OF EMPLOYMENT

11.1	Generally. Except as otherwise provided in this Section 11, if an Optionee’s employment with the Company or Subsidiary is terminated (hereinafter “Termination”) other than by death or Disability (as hereinafter defined), the Optionee may exercise any Option granted under the Plan, to the extent the Optionee was entitled to exercise the Option at the date of Termination, for a period of three months after the date of Termination or until the term of the Option has expired, whichever date is earlier.

11.2	Death or Disability of Optionee. In the event of the death or Disability of an Optionee prior to expiration of an Option held by him or her, the following provisions shall apply:

	(a)	If the Optionee is at the time of his or her Disability employed by the Company or a Subsidiary and has been in continuous employment (as determined by the Board in its sole discretion) since the date of grant of the Option, then the Option may be exercised by the Optionee until the earlier of one year following the date of such Disability or the expiration date of the Option, but only to the extent the Optionee was entitled to exercise such Option at the time of his or her Disability. For the purpose of this Section, the term “Disability” shall have the meaning given to it in Section 22(e)(3) of the Code. The determination of whether an Optionee has a Disability within the meaning of Section 22(e)(3) shall be made by the Board in its sole discretion.

	(b)	If the Optionee is at the time of his or her death employed by the Company or a Subsidiary and has been in continuous employment (as determined by the Board in its sole discretion) since the date of grant of the Option, then the Option may be exercised by the Optionee’s estate or by a person who acquired the right to exercise the Option by will or the laws of descent and distribution, until the earlier of one year from the date of the Optionee’s death or the expiration date of the Option, but only to the extent the Optionee was entitled to exercise the Option at the time of death.

	(c)	If the Optionee dies within three months after Termination, the Option may be exercised until the earlier of nine months following the date of death or the expiration date of the Option, by the Optionee’s estate or by a person who acquires the right to exercise the Option by will or the laws of descent or distribution, but only to the extent the Optionee was entitled to exercise the Option at the time of Termination.

11.3	Breach of Agreements; Termination for Cause. If the Optionee breaches any of the Company’s Employee Confidentiality, Inventions, Non-Compete and Non-Solicitation Agreement, Employee Patent and Confidential Information Agreement, any Employment Agreement, if applicable, or any similar agreement having an equivalent purpose or effect, or if the employment of an Optionee is terminated by the Company or a Subsidiary for cause, then the Board shall have the right to cancel the Options granted to the Optionee under the Plan.

12. AMENDMENT AND TERMINATION OF PLAN

12.1	The Board, without approval by the shareholders of the Company, may at any time and from time to time suspend or terminate the Plan in whole or in part or amend it from time to time in such respects as may be in the best interest of the Company; provided, however, that no such amendment shall be made without approval of the shareholders if it would: (i) materially modify the eligibility requirements for Participants; (ii) increase the total number of shares of Stock which may be issued pursuant to Options, except in accordance with Section 4.2 of the Plan; (iii) reduce the minimum Option price per share as set forth in Section 7 of the Plan, except in accordance with Section 4.2 of the Plan; (iv) extend the period of granting Options; or (v) materially increase in any other way the benefits accruing to Optionees.

12.2	No amendment, suspension or termination of this Plan shall, without the Optionee’s consent, alter or impair any of the rights or obligations under any Option theretofore granted to the Optionee under the Plan.

12.3	The Board may amend the Plan, subject to the limitations cited above, in such manner as it deems necessary to permit the granting of Incentive Stock Options meeting the requirements of future amendments to the Code.

13.	MISCELLANEOUS PROVISIONS

13.1	Right to Continued Employment. No person shall have any claim or right to be granted an Option under the Plan, and the grant of an Option under the Plan shall not be construed as giving an Optionee the right to continued employment with the Company. The Company further expressly reserves the right at any time to dismiss an Optionee or reduce an Optionee’s compensation with or without cause, free from any liability, or any claim under the Plan, except as provided herein or in a stock option agreement.

13.2	Withholding Taxes. The Company shall have the right to require payment or provision for payment of any and all withholding taxes due upon the grant or exercise of an Option hereunder or the disposition of any Stock or other property acquired upon exercise of an Option be made by an Optionee. In connection herewith, the Board shall have the right to establish such rules and regulations or impose such terms and conditions in any agreement relating to an Option granted hereunder with respect to such withholding as the Board may deem necessary and appropriate.

13.3	Rule 16b-3. This Plan is intended to comply with the applicable provisions of Rule 16b-3 under the Securities Exchange Act of 1934 or any successor provision and to the extent any provision of this Plan or any action by the Board or the Committee fails to comply with said Rule, such provision or action shall be deemed amended so as to cause the provision or action to comply.

13.4	Governing Law. The Plan shall be administered in the State of Minnesota and the validity, construction, interpretation and administration of the Plan and all rights relating to the Plan shall be determined solely in accordance with the laws of such state, unless controlled by applicable federal law, if any.

14. EFFECTIVE DATE

    The effective date of the Plan is July 19, 2002. No Option may be granted after July 19, 2007; provided, however, that the Plan and all outstanding Options shall remain in effect until all such outstanding Options have expired or been cancelled.

Front of Proxy Card

ANNUAL MEETING OF SHAREHOLDERS — THURSDAY, AUGUST 22, 2002, 5:00PM (CDT)
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Daniel G. Holman as Proxy with full power of substitution, and hereby authorizes him to represent and vote, as designated below, all the shares of Common Stock of Uroplasty, Inc. held of record by the undersigned as of July 15, 2002 at the Annual Meeting of Shareholders to be held on Thursday, August 22, 2002 at 5:00pm (CDT) or any adjournment thereof, and hereby revokes all Proxies previously granted with respect to such meeting.

1.	Fix Number of Directors at Four: To set the number of directors for the ensuing year at four.

FOR	AGAINST	ABSTAIN

2.	Election of Directors: To elect R. Patrick Maxwell as a Director to serve a term of three years until 2005.

FOR nominee	WITHHOLD AUTHORITY to vote for nominee

3.	Shares Increase Authority: To increase the Company’s authorized shares to 20,000,000.

FOR	AGAINST	ABSTAIN

4.	Employee Stock Option Plan: To approve the 2002 Uroplasty, Inc. Stock Option Plan.

FOR	AGAINST	ABSTAIN

5.	Discretionary Authority: The Proxies are authorized, in their discretion, to vote upon such other business as may properly come before the meeting.

Over, please...

Back of Proxy Card

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF PROPERLY EXECUTED BUT, NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1-4, IN FAVOR OF THE ELECTION OF THE NOMINEE, AND IN THE DISCRETION OF THE PROXIES AS TO ANY OTHER BUSINESS.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ___________________________________ , 2002

Signature

NOTE: The number shown to the right of your name on this label signifies how many shares you have on record according to StockTrans, Inc.

Signature (if held jointly)

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD
PROMPTLY USING THE ENCLOSED ENVELOPE.